[GRAPHIC OMITTED]
                                  WARRANTECH(R)
                             Protecting Your Future




For Immediate Release
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Contacts:       Rick Gavino                        Virginia Stuart
                Chief Financial Officer            VP-Investor Relations
                Warrantech Corporation             Michael A. Burns & Associates
                817-785-1366                       214-521-8596
                richard_gavino@warrantech.com      vstuart@mbapr.com


                   WARRANTECH CORPORATION STOCKHOLDERS MEETING
                           TO BE HELD JANUARY 3, 2007



BEDFORD, Texas - December 26, 2006 - Warrantech Corporation (OTCBB:WTEC), a leading independent provider of service contracts and after-market warranties, announced today that the special meeting of stockholders relating to the proposed merger between Warrantech and an affiliate of H.I.G. Capital Partners III, L.P. has been postponed, due to regulatory reasons, from December 28, 2006 to January 3, 2007 at 1:00 pm at the offices of Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, NY. Warrantech expects the merger to close in January 2007. If the merger is approved and closes, Warrantech's common stockholders will receive $0.75 in cash for each share of common stock they own.

In addition, Warrantech announced that Institutional Shareholder Services Inc. ("ISS") has recommended that Warrantech stockholders vote in favor of the merger. ISS is widely recognized as one of the nation's leading independent proxy voting and corporate governance advisory firms. Their analysis and recommendations are relied upon by hundreds of major institutional firms, mutual funds and fiduciaries throughout the United States.

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ABOUT WARRANTECH CORPORATION
Warrantech Corporation administers and markets service contracts and after-market warranties on automobiles, automotive components, recreational vehicles, appliances, consumer electronics, homes, computers and computer peripherals for retailers, distributors and manufacturers. The Company continues to expand its domestic and global reach, and now provides its services in the United States, Canada, Puerto Rico and Latin America. For additional information on Warrantech, go to www.warrantech.com.


FORWARD-LOOKING STATEMENTS
This document includes statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transactions, expected cost savings and anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of management of Warrantech. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) Warrantech may be unable to obtain stockholder approval required for the transaction; (2) conditions to the closing of the transaction may not be satisfied; (3) Warrantech may be unable to achieve cost-cutting goals or it may take longer than expected to achieve those goals; (4) the transaction may involve unexpected costs or unexpected liabilities; (5) the credit ratings of Warrantech or its subsidiaries may be different from what the parties expect;
(6) the businesses of Warrantech may suffer as a result of uncertainty surrounding the transaction; (7) the industry may be subject to future regulatory or legislative actions that could adversely affect Warrantech; and
(8) Warrantech may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Warrantech are set forth in its filings with the Securities and Exchange Commission ("SEC"), which are available at www.warrantech.com. Warrantech undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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Cautionary Statement Required by Certain SEC Rules
In connection with the proposed merger with WT Acquisition Corp., Warrantech Corporation filed a revised definitive proxy statement on December 1, 2006 with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders can obtain a free copy of the proxy statement and other documents filed by Warrantech Corporation with the Securities and Exchange Commission at the Securities and Exchange Commission's website at http://www.sec.gov. Free copies of the proxy statement and other documents filed by Warrantech Corporation with the Securities and Exchange Commission may also be obtained from Warrantech Corporation by directing a request to James Morganteen, 2200 Highway 121, Suite 100, Bedford, TX 76021 or at (800) 544-9510.

Warrantech Corporation and its directors and executive officers may be deemed, under Securities and Exchange Commission rules, to be soliciting proxies from Warrantech's stockholders in favor of the proposed merger. Information regarding the interests of these persons in the solicitation is more specifically set forth in the revised definitive proxy statement concerning the proposed merger that was filed by Warrantech Corporation on December 1, 2006 with the Securities and Exchange Commission, which is available free of charge from the Securities and Exchange Commission or from Warrantech Corporation as indicated above.

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